Exhibit 1.1

[______________] Shares of Common Stock

and

[_____________] Warrants to Purchase an Aggregate of
[_____________] Shares of Common Stock

MABVAX THERAPEUTICS HOLDINGS, INC.

UNDERWRITING AGREEMENT

August [___], 2015

Laidlaw & Company (UK) Ltd.
as Representative of the several
Underwriters named in Schedule I hereto

c/o Laidlaw & Company (UK) Ltd.
546 Fifth Avenue, 5th Floor
New York, New York 10036

Ladies and Gentlemen:

MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained in this agreement (this “Agreement”), to sell to you and the other underwriters named on Schedule I hereto (collectively, the “Underwriters”), for whom you are acting as Representative (the “Representative”), an aggregate of [___________] shares (the “Firm Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”). For every two Firm Shares issued and sold by the Company, the Company shall issue and sell to the several Underwriters one warrant to purchase one share of Common Stock at an initial exercise price of $[___] per share ([__]% of the public offering price per Firm Share in the offering), subject to adjustment as provided therein (each, a “Warrant” and collectively, the “Warrants”), or an aggregate of [________] Warrants to purchase an aggregate of [______] shares of Common Stock (the “Firm Warrants” and together with the Firm Shares, the “Firm Securities”). The Warrants shall be exercisable, at any time or from time to time, from and after the Applicable Time and at or before 5:00 p.m., Eastern time, on [_________], 20[__].  The Firm Shares and the Firm Warrants will be purchased separately and will be separately transferrable immediately upon issuance. The respective amounts of the Firm Shares and Firm Warrants to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.  In addition, the Company proposes to grant to the Underwriters an option to purchase from the Company (i) up to an additional [__________] shares of Common Stock, representing up to 15% of the Firm Shares sold in the offering (the “Option Shares”), for the purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares, and (ii) up to an additional [________] Warrants to purchase an additional [________] shares of Common Stock, representing up to 15% of the Firm Warrants sold in the offering (the “Option Warrants” and together with the Option Shares, the “Option Securities”), for the purpose of covering over-allotments, if any, in connection with the sale of the Firm Warrants.  The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”  For the avoidance of doubt, the term “Warrants” includes the Firm Warrants and the Option Warrants, collectively. The shares of Common Stock underlying the Firm Warrants and the Option Warrants are collectively referred to herein as the “Warrant Shares.”  The Firm Securities, the Option Securities and the Warrant Shares are referred to herein collectively as the “Securities.”

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Commission, a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-204803), including a Preliminary Prospectus (as hereinafter defined), and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus have heretofore been delivered by the Company to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules.  The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

The Company understands that the Underwriters propose to make a public offering of the Securities, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable.  The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.           Sale, Purchase, Delivery and Payment for the Firm Securities and Option Securities.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)           The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, (i) the number of Firm Shares set forth opposite the name of such Underwriter under the column “Total Number of Firm Shares to be Purchased” on Schedule I hereto, subject to adjustment in accordance with Section 8, at a purchase price of $[____] per Firm Share (93% of the per Firm Share public offering price) (the “Initial Share Price”), and (ii) the number of Firm Warrants set forth opposite the name of such Underwriter under the column “Total Number of Firm Warrants to be Purchased” on Schedule I hereto, subject to adjustment in accordance with Section 8, at a purchase price of $[____] per Firm Warrant (93% of the per Firm Warrant public offering price) (the “Initial Warrant Price”).

(b)           The Company hereby grants to the Representative an option to purchase, severally and not jointly, (i) all or any part of the Option Shares at the Initial Share Price and (ii) all or any part of the Option Warrants at the Initial Warrant Price.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares and/or Firm Warrants by the Underwriters and may be exercised in whole or in part at any time and from time to time within 30 days after the date of this Agreement, in each case upon written, facsimile transmission or e-mail notice, or verbal or telephonic notice confirmed by written, facsimile transmission or e-mail notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Closing Date (as hereinafter defined) or at least two business days before the Option Closing Date (as hereinafter defined), in each case for Option Securities to be delivered on such date, setting forth the number of Option Shares and/or Option Warrants to be purchased and the time and date (if other than the Firm Closing Date) of such purchase.

(c)           Payment of the purchase price for, and delivery of the Firm Securities in accordance with Section 1(e), shall be made at the offices of Laidlaw & Company (UK) Ltd., 546 Fifth Avenue, 5th Floor, New York, New York 10036, at 10:00 a.m., New York City time, on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day following the date of this Agreement or at such time on such other date, not later than five business days after the date of this Agreement (unless postponed in accordance with the provisions of Section 8), as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Closing Date”).  In addition, in the event that any or all of the Option Shares and/or Option Warrants are purchased by the Underwriters, payment of the purchase price, and delivery of the Option Shares and/or Option Warrants, as applicable, in accordance with Section 1(e) shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Closing Date”).  The Firm Closing Date and any Option Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)           Payment shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company against delivery of the respective certificates to the Representative for the respective accounts of the Underwriters of certificates for the Shares and Warrants to be purchased by them.

(e)           The Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of each Underwriter.

(f)           The Warrants shall be issued pursuant to, and shall have the rights and privileges set forth in, a warrant agreement, dated on or before the Firm Closing Date, between the Company and Equity Stock Transfer, LLC, as warrant agent (the “Warrant Agreement”). The Warrants shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Closing Date or, in the case of Option Warrants, on the day of notice of exercise of the option as described in Section 1(b). For so long as the Warrants are outstanding, the Company shall retain a warrant agent for the Warrants reasonably acceptable to the Representative.  Equity Stock Transfer, LLC is acceptable to the Representative to act as Warrant Agent for the Warrants.

2.           Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Closing Date and as of each Option Closing Date (if any), as follows:

(a)           On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder.  The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T.  Notwithstanding the foregoing, none of the representations and warranties in this Section 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be.  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus consists of the following information: (i) the names of the several Underwriters, (ii) the statements contained under the subcaptions entitled (A) “Stabilization, Short Positions and Penalty Bids” and (B) “Electronic Distribution” under the caption “Underwriting” in the Prospectus, and  (iii) the concession figure appearing in the first paragraph under the subcaption “Commissions and Discounts” under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b)           As of the Applicable Time (as hereinafter defined), none of (i) the information set forth on Schedule II hereto and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), and (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included or includes as of their dates any untrue statement of a material fact or omitted, omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter Information.

Each Issuer Free Writing Prospectus, including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule III hereto, and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act, the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.  The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person, including any potential investor in the Securities (and if there is more than one version of a Road Show for the offering that is a written communication, the version available without restriction was made available no later than the other versions).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means 5:15 p.m. (Eastern time) on the date of this Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to the Applicable Time.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities, including, without limitation, each Road Show.

(c)           The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act.  Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).  The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Statutory Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(a) below.  Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d)           Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative, as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)           The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved.  No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described or included in the Registration Statement, the General Disclosure Package or the Prospectus.  The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.  The pro forma financial information included in the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the General Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or, to the Company’s knowledge, future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (iii) there has not been any change in the capital stock of the Company, or, other than in the ordinary course of business, any grants under any stock compensation plan, and (iv) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

(f)           CohnReznick LLP (the “Auditor”) whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(g)           The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has all requisite corporate power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties.  Except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the Company holds no equity interest in any other corporation, partnership, joint venture, association or other business organization.  The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(h)           The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect.  The Company has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.  Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities.

(i)           [Reserved]

(j)           Except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the Company owns or possess adequate rights to use all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, trademark registrations, service marks, service mark registrations, trade names, mask work rights and other intellectual property necessary to carry on the business now operated by it or proposed to be operated by it as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus (collectively, the “Intellectual Property”).  Except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, there is no litigation or other proceeding pending or, to the Company’s knowledge, threatened and no claims are presently being asserted by any third party challenging or questioning the ownership, validity, or enforceability of the Company’s right to use or own any Intellectual Property or asserting that the use of the Intellectual Property by the Company or the operation of the Company’s business infringes upon or misappropriates any asserted rights of a third party, and to the Company’s knowledge, there are no facts which would form a reasonable basis for any such claim.  The Company has not received a notice (written or otherwise) that any of the Intellectual Property has expired, been terminated or abandoned.  To the Company’s knowledge, there is no infringement of or conflict with asserted rights of others with respect to any of the Company’s Intellectual Property or the operation of the Company’s business.  To the Company’s knowledge, there are no facts or circumstances which would render any of the Company’s Intellectual Property invalid or inadequate to protect the interests of the Company therein, or with respect to the patent applications contained in the Intellectual Property, unpatentable.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, to the Company’s knowledge, (i) there is no infringement by third parties engaged in commercial activity of any Intellectual Property of the Company relating to the Company’s business, and (ii) except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, there are no non-commercial activities being performed by any third parties which, upon commercialization thereof, would reasonably be expected to infringe on the Intellectual Property of the Company.  The Company has taken all steps reasonably necessary to perfect its ownership of and interest in the Intellectual Property.  All licenses for the use of the Company’s Intellectual Property described in the General Disclosure Package and the Prospectus are valid, binding, and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person of any Intellectual Property license.  The Company has taken all reasonable actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All key employees have signed confidentiality and invention assignment agreements with the Company.

(k)           The Company has good and marketable title in fee simple to all real property, or has valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company.  All property held under lease by the Company is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material or do not materially interfere with the use made or proposed to be made of such property by the Company.

(l)           Since the date of the most recent financial statements of the Company included in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus: (i) there has not been any event which would have a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend or made any distribution on any shares of its stock, except in each case as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus.

(m)           There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement.  Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the exhibits to the Registration Statement to which the Company is a party or to which its assets are bound is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.  The Company is not and, to the Company’s knowledge, no other party is, in material default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a material default.  No material default exists, and no event has occurred which with notice or lapse of time or both would constitute a material default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which the Company or its properties or business may be bound or affected.

(n)           The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(o)           The Company is not (i) in violation of its certificate of incorporation, by-laws or other organizational documents, (ii) in default under, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that would not have a Material Adverse Effect.

(p)           The execution, delivery and performance of this Agreement, the Warrant Agreement and the Warrants have been duly and validly authorized by the Company, and the Warrant Agreement and the Warrants, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(q)           Except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, neither the execution, delivery and performance of this Agreement, the Warrant Agreement or the Warrants by the Company nor the consummation of any of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale by the Company of the Securities) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, except in each case as would not have a Material Adverse Effect; or (ii) violate any provision of the charter or by-laws of the Company.

(r)           The Company has authorized and outstanding capital stock as set forth under the captions “Capitalization” in the Statutory Prospectus and the Prospectus.  All of the issued and outstanding shares of Common Stock have been duly and validly issued, are fully paid and nonassessable and are not subject to any statutory preemptive or other similar rights that have not been duly waived or satisfied.  The Common Stock conforms in all material respects to all statements in relation thereto contained in the Registration Statement, the Statutory Prospectus and the Prospectus. The Shares, when issued and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  The Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Warrants has been duly and validly taken.  The Warrants, when issued and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued and none of them will be issued in violation of any preemptive or other similar right. The Warrant Agreement and the Warrants conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Warrant Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and, when paid for and issued in accordance with the Warrants and the Warrant Agreement, the Warrant Shares will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in or expressly contemplated by the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock.  All grants of options to acquire Common Stock outstanding as of the date hereof (each, a “Company Stock Option”) were validly issued and properly approved by the Board of Directors of the Company in compliance in all material respects with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company’s financial statements, in accordance with GAAP.

(s)           Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement.

(t)           Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no legal or governmental proceeding to which the Company is a party or of which any property or assets of the Company is the subject, including any proceeding before the FDA or comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company, would have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened, by governmental authorities or others.

(u)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrant Agreement and the Warrants by the Company and the issuance and sale of the Securities by the Company.

(v)           The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.  To the Company’s knowledge, there is no existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect.  To the Company’s knowledge, there is no threatened or pending litigation between the Company and any of its executive officers which, if adversely determined, would have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

(w)           No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(x)           The Company has not taken, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale of any of the Securities.

(y)           The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves in conformity with GAAP have been provided and except as would not have a Material Adverse Effect.  There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company.  The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period.

(z)           The Shares and the Warrant Shares have been approved for listing on the OTCQB operated by OTC Markets Group, Inc., subject to official notice of issuance. The shares of Common Stock are registered pursuant to Section 12(b) or 12(g) under the Exchange Act.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(aa)           The books, records and accounts of the Company accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company.  Except as disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb)           Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

(cc)           Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, based on the evaluation of its disclosure controls and procedures, to the Company’s knowledge, there is no (i) material weakness or significant deficiency in the design or operation of internal controls which would adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.  Since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financing reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)           Except as described in the Statutory Prospectus and the Prospectus, and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(ee)           Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ff)           [Reserved]

(gg)           The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any related rules and regulations promulgated by the Commission.  There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh)           The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.  All policies of insurance owned by the Company are, to the Company’s knowledge, in full force and effect and the Company is in compliance in all material respects with the terms of such policies.  The Company has not been denied any insurance coverage which it has sought or for which it has applied.

(ii)           Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or may be necessary to qualify the Securities for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(jj)           To the Company’s knowledge, there are no affiliations with FINRA among the Company’s officers, directors or any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(kk)           (i)  The Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval; and (iv) to the Company’s knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws.

(ll)           The Company is not and, after giving effect to the offering and sale of the Shares and Warrants and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(mm)           Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company, has not, directly or indirectly, while acting on behalf of the Company (i) used any Company funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(nn)           The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo)           Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp)           The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company would have any liability.

(qq)           None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Closing Date or the Option Closing Date, and (ii) completion of the distribution of the Shares and the Warrants, any offering material in connection with the offer and sale of the Shares and the Warrants other than any Preliminary Prospectus, the Statutory Prospectus, the Prospectus, the Registration Statement, the General Disclosure Package and other materials, if any, permitted by the Securities Act.

(rr)           [Reserved]

(ss)           [Reserved]

(tt)           Except as set forth in the Registration Statement, the Company has such permits, licenses, certificates, approvals, clearances, authorizations or amendments thereto (the “Regulatory Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the Registration Statement; including, without limitation, any Investigational New Drug Application (“IND”) as required by the U.S. Food and Drug Administration (the “FDA”) or other authorizations issued by federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals such as those being developed by the Company (collectively, “Governmental Authorities,” and each, a “Governmental Authority”), except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect. The Company is in compliance in all material respects with the requirements of the Regulatory Permits, and all of the Regulatory Permits are valid and in full force and effect, in each case in all material respects; except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has not received any notice of proceedings relating to the revocation, termination, modification or impairment of rights of any of the Regulatory Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect.  The Company and, to the Company’s knowledge, its respective directors, officers, employees or agents, are and have been in compliance in all material respects with applicable federal, state, local and foreign health care regulatory laws, including, without limitation, laws related to fraud and abuse, payment transparency, and privacy and security of protected health information (collectively, “Health Care Laws”). The Company has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court, arbitrator or governmental or regulatory authority or third party alleging that the Company or its personnel has violated any applicable Health Care Law, nor to the Company’s knowledge has any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action been threatened.

(uu)           The preclinical studies and clinical trials (collectively, the “Studies”) that are being conducted by or, to the Company’s knowledge, on behalf of the Company, and which are described in the Registration Statement, or the results of which are referred to in the Registration Statement, were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; each description of the results of such Studies contained in the Registration Statement is, to the Company’s knowledge, accurate and complete in all material respects and fairly presents the data derived from such Studies, and, except to the extent disclosed in the Registration Statement, the General Disclosure Package, the Statutory Prospectus, the Prospectus and any individual Issuer Free Writing Prospectus, the Company is not aware of any other studies the results of which the Company believes are inconsistent with, or otherwise reasonably call into question, the results described or referred to in the Registration Statement; except as set forth in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the Company has not received any notice of, or correspondence from, any Governmental Authority requiring the termination or suspension of any clinical trials or other Studies conducted by or on behalf of the Company that are described or referred to in the Registration Statement, other than ordinary course communications with respect to modifications in connection with the design and implementation of such Studies.   Except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has complied in all material respects with all applicable laws and regulatory rules or requirements, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 and the rules and regulations thereunder.

(vv)           No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus and which is not so described.

(ww)           No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xx)           If applicable, all of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 or 5121 is, to the Company’s knowledge with respect to all other persons except for the Company, true, correct and complete in all material respects as of the date hereof.

(yy)           There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(zz)           Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of FINRA Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ff) of the By-laws of FINRA) of, any of the Underwriters.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.           Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares and the Warrants are subject to each of the following terms and conditions:

(a)           Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)           No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules), shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)           The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date.  The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(d)           The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive officer or chief operating officer and the chief financial officer or chief accounting officer of the Company, in such capacity, to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) such officers have examined the Registration Statement, the Prospectus, the General Disclosure Package and any individual Issuer Free Writing Prospectus and, in their opinion, since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus and which event is not described in the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act; and (v) there has not occurred any Material Adverse Effect.

(e)           The Representative shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on each Closing Date, a signed bringdown letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)           The Representative shall have received on each Closing Date from Sichenzia Ross Friedman Ference LLP, counsel for the Company, an opinion and written negative assurances statement, addressed to the Representative and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and its legal counsel.

(g)           The Representative shall have received on each Closing Date from Jones Day LLP, intellectual property counsel to the Company, an opinion, addressed to the Representative and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and their legal counsel.

(h)           The Representative shall have received on each Closing Date from Greenberg Traurig, LLP, counsel for the Representative, an opinion, addressed to the Representative and dated such Closing Date, with respect to such matters as the Representative may reasonably require, and the Company shall have furnished or provided access to such counsel of such documents as they reasonably request for enabling them to pass upon such matters.

(i)           All proceedings taken in connection with the sale of the Firm Securities and the Option Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its legal counsel.

(j)           The Representative shall have received enforceable written lock-up agreements in the form attached to this Agreement as Exhibit A attached hereto (“Lock-Up Agreement”) executed by all directors, officers and certain holders of more than 5% of the outstanding equity securities of the Company which have been agreed upon by the Company and the Representative.

(k)           The Shares and the Warrant Shares shall have been approved for listing on the OTCQB operated by OTC Markets Group, Inc., subject only to official notice of issuance.

(l)           Since the date of the most recent financial statements of the Company included in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company; (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that would reasonably be expected to result in a material reduction in the future earnings of the Company; (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that would have a Material Adverse Effect; (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that materially affects or would reasonably be expected to materially affect the transactions contemplated by this Agreement shall have been instituted or threatened; and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company that makes it impractical or inadvisable in the Representative’s reasonable judgment to proceed with the purchase or offering of the Securities as contemplated hereby.

(m)           As of the date hereof, FINRA shall have confirmed that it has not raised any unresolved objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Securities.

(n)           No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company.

(o)           As of each Closing Date, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, certifying: (i) that the Certificate of Incorporation and bylaws, each as amended, of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company to execute and deliver this Agreement and the Registration Statement.

(p)           The Representative shall have received (i) on the Firm Closing Date, executed copies of the Firm Warrants and the Warrant Agreement and (ii) on the Option Closing Date, executed copies of the Option Warrants.

(q)           The Company shall have furnished or caused to be furnished to the Representative such further customary certificates or documents as the Representative shall have reasonably requested.

4.           Covenants and other Agreements of the Company and the Underwriters.

(a)           The Company covenants and agrees as follows:

(i)           The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible.  The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for filing under the Securities Act and the Rules.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)           The Company shall use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months after the Applicable Time and shall use its commercially reasonable efforts to cause the Registration Statement to remain effective until such time as all of the Warrants have been exercised or terminated.  The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects.  The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)           If, at any time when a prospectus relating to the Securities (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)           If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)           The Company shall make generally available to its security holders and to the Representative as soon as practicable an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules; provided that the Company will be deemed to have furnished such statements to its security holders and the Representative to the extent they are filed on EDGAR.

(vi)           The Company shall furnish to the Representative and counsel for the Underwriters, without charge, three signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request.  If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)           The Company shall cooperate with the Representative and its counsel in endeavoring to qualify the Securities for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may reasonably request and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, or to execute a general consent to service of process in any such jurisdiction or to subject itself to taxation as doing business in any such jurisdiction.

(viii)           The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered in connection with sales of the Securities under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)           Without the prior written consent of the Representative, for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, or exercisable or exchangeable for, equity securities of the Company), except for (a) the Securities to be sold hereunder; (b) any shares of capital stock of the Company issued upon the exercise of options granted under the Company’s stock incentive plan or upon exercise or conversion of convertible securities issued on or prior to the date of this Agreement, all as described as outstanding in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus; (c) any options and other awards granted under a Company stock incentive plan described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus; (d) the filing by the Company of (i) any registration statement on Form S-8 or a successor form thereto relating to a Company stock incentive plan described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus or (ii) any registration statement to register the issuance or resale of the Warrant Shares; (e) shares of capital stock of the Company or other securities of the Company issued in connection with a transaction with an unaffiliated third party that includes a bona fide commercial relationship (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements) or any acquisition of assets or acquisition of not less than a majority or controlling portion of the equity of another entity; or (f) securities required to be registered by the Company pursuant to the registration rights agreements entered into between March 31, 2015 and April 10, 2015; provided that, other than with respect to shares issuable to holders of outstanding convertible notes of the Company, in each case as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the aggregate number of securities of the Company issued pursuant to subsection (e) shall not exceed 5% of the Company’s outstanding common stock as of the Firm Closing; and provided further that as a condition to any transfer pursuant to subsection (e), any recipient of such shares of capital stock shall first execute and deliver to the Representative an agreement substantially in the form of the Lock-Up Agreement.  In the event that during this period, (I) any shares are issued pursuant to the Company’s stock incentive plan that are exercisable during such 90 day period or (II) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 day period, the Company shall obtain the written agreement of such grantee, purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of the Representative, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock) owned by such person.  Notwithstanding the foregoing, the Company represents and warrants that each such grantee or purchaser or holder of such registered securities shall be subject to similar lock-up restrictions as set forth on Exhibit A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period.

(x)           If the Representative agrees to release or waive the restrictions set forth in any Lock-Up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B attached hereto through a major news service at least two business days before the effective date of the release or waiver.

(xi)           On or before completion of the offering of the Securities, the Company shall make all filings required under applicable securities laws and by the OTCQB (including any required registration under the Exchange Act).

(xii)           Prior to the latest of the Closing Dates, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Securities without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xiii)           The Company will apply the net proceeds from the offering of the Securities in the manner set forth under “Use of Proceeds” in the Prospectus.

(xiv)           If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares underlying such Warrant, the Warrant Shares issued pursuant to any such exercise shall be issued free of all restrictive legends.  If at any time following the date hereof, the Registration Statement (or any subsequent registration statement registering the issuance or resale of the Warrant Shares) is not effective or is not otherwise available for the issuance or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants, as applicable, in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the issuance or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any holder thereof to sell, any Warrant Shares in compliance with applicable federal and state securities laws).

(xv)           The Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, free of preemptive rights, not less than the maximum number of Warrant Shares issuable upon exercise of the Firm Warrants and the Option Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(xvi)           The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule III hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping. The Company will satisfy the condition in Rule 433 of the Rules and Regulations to avoid a requirement to file with the Commission any electronic road show.

(xvii)           The Company shall use its commercially reasonable efforts to maintain the inclusion of the Shares and the Warrant Shares for trading on the OTCQB.  If the Company applies to have the Common Stock listed or quoted on any other trading market, it will then include in such application all of the Shares and the Warrant Shares, and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other trading market as promptly as possible.

(xviii)           As of the later of the Closing Dates, the Company shall have retained a financial public relations firm reasonably acceptable to the Representative and the Company, which firm shall be experienced in assisting issuers in public offerings of securities and in their relations with their security holders, and shall retain such firm or another firm reasonably acceptable to the Representative for a period of not less than two (2) years after the date of this Agreement.

(b)           The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all of the Company’s costs and expenses incident to the public offering of the Securities and the performance of the obligations of the Company under this Agreement, including those relating to: (i) all filing fees relating to the registration of the Securities to be sold in the offering with the Commission; (ii) all actual Corporate Finance Filing System filing fees associated with the review of the offering by FINRA; (iii) all fees and expenses relating to the inclusion of the Shares and the Warrant Shares for trading on the OTCQB; (iv) all actual fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (v) all actual fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees); (vi) all actual fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (vii) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (viii) the costs of preparing, printing and delivering certificates representing the Securities; (ix) fees and expenses of the transfer agent for the Common Stock and the warrant agent for the Warrants; (x) stock transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to the Underwriters;  (xi)  the fees and expenses of the Company’s accountants; (xii) the fees and expenses of the Company’s legal counsel and other agents and representatives; and (xiii) the fees and expenses of the Underwriters’ legal counsel, not to exceed $100,000 in the aggregate. Notwithstanding the foregoing, the Company’s obligations to pay or reimburse the Representative for any out-of-pocket expenses actually incurred as specifically set forth in this Section 4(b) shall not exceed $125,000 in the aggregate, inclusive of the underwriter’s counsel fees and expenses and background check expenses. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Firm Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters, less the Advance contemplated by Section 7(b) hereof; provided, however, that in the event that the Offering is terminated for the reasons set forth in Section 7(b) hereof, the Company agrees to reimburse the Underwriters pursuant to Section 7(b) hereof.

(c)           The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person.  Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

5.           Indemnification.

(a)           The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares or Warrants to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto in reliance upon and in conformity with the Underwriter Information, or if such losses, claims, damages or liabilities are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Underwriter or any person controlling such Underwriter.  This indemnity agreement will be in addition to any liability which the Company may otherwise have pursuant to this Agreement.

(b)           Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares and Warrants to be purchased by such Underwriter hereunder.

(c)           Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission to so notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

6.           Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and Warrants and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares and Warrants.  The relative fault of the Company, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in any Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares and Warrants purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.           Termination.

(a)           This Agreement may be terminated with respect to the Shares and Warrants to be purchased on a Closing Date by the Representative by notifying the Company at any time subsequent to the execution of this Agreement and at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representative, inadvisable or impracticable to market the Shares and/or Warrants or enforce contracts for the sale of the Shares and/or Warrants; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, inadvisable or impracticable to market the Shares and/or Warrants or enforce contracts for the sale of the Shares and/or Warrants; (iii) trading in the Shares, Warrant Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc. or Nasdaq has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the reasonable judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

(b)           If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (i) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all reasonable, actual and documented expenses (including the reasonable, actual and documented fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares and Warrants or in contemplation of performing their obligations hereunder, in an aggregate amount not to exceed $100,000, inclusive of the $25,000 advance (the “Advance”) for accountable expenses previously paid by the Company to the Representative; provided that, it is understood that the Company shall not pay or reimburse any costs, fees or expenses incurred by an Underwriter that defaults on its obligations to purchase the Shares and Warrants; and (ii) no Underwriter who shall have failed or refused to purchase the Shares and Warrants agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.  Notwithstanding the foregoing, such expense cap of $100,000 shall not limit or impair the indemnification and contribution provisions of this Agreement and any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

8.           Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Firm Securities or Option Securities agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Firm Securities or Option Securities on the terms contained herein.  If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the Underwriters to purchase such Firm Securities or Option Securities on such terms.  If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Firm Securities or Option Securities which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Firm Securities or Option Securities that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Option Securities which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Option Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities or Option Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Firm Securities or Option Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Firm Securities or Option Securities to be purchased at such date, then this Agreement or, with respect to a Closing Date which occurs after the first Closing Date, the obligations of the Underwriters to purchase and of the Company, as the case may be, to sell the Option Securities to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7.  The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities or Option Securities.

9.           Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6, and shall survive delivery of and payment for the Shares and Warrants.  In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and the directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Securities from any Underwriter merely because of such purchase.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior or contemporaneous written or oral agreements, understandings, promises and negotiations with respect to the subject matter hereof.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.  If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

All notices, consents and other communications under this Agreement must be in writing and will be deemed given (i) upon delivery, when delivered personally, (ii) on the fifth business day after being mailed by certified mail, return receipt requested, (iii) the next business day after delivery to a recognized overnight courier, or (iv) upon transmission and confirmation of receipt if sent by facsimile transmission or e-mail, to the parties at the following addresses or facsimile numbers (or to such other address or facsimile number as such party may have specified by notice given to the other party pursuant to this provision): (a) if to the Representative, (I) c/o Laidlaw & Company (UK) Ltd., 546 Fifth Avenue, 5th Floor, New York, New York 10036, Attention: Hugh Regan, Executive Director, Investment Banking, Fax Number: (212) 354-8783, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, Attention: Anthony J. Marsico, Esq., e-mail (marsicoa@gtlaw.com) and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy (which shall not constitute notice) to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006, Attention: Harvey Kesner, Esq., e-mail (hkesner@srff.com).

This Agreement shall be deemed to have been executed and delivered in New York City, New York, United States of America, and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, United States of America, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law).

Each of the Underwriters and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York in any such suit, action or proceeding.  Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.  Execution and delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient execution and delivery thereof.

The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

MABVAX THERAPEUTICS HOLDINGS, INC.

By
Name: J. David Hansen
Title: Chief Executive Officer
Confirmed:

Acting severally on behalf of itself
and as Representative of the several
Underwriters named in Schedule I
annexed hereto.

LAIDLAW & COMPANY (UK) LTD.

By
Name: Hugh Regan
Title: Executive Director, Investment Banking

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Total Number of Option Shares to be Purchased if Over-Allotment Option is Fully Exercised	Total Number of Firm Warrants to be Purchased	Total Number of Option Warrants to be Purchased if Over-Allotment Option is Fully Exercised
Laidlaw & Company (UK) Ltd.
TOTAL…………….

SCHEDULE II

Pricing Information

The initial public offering price per Share is $______.

The initial public offering price per Warrant is $_______.

The number of Firm Shares to be purchased by the Underwriters is __________.

The number of Firm Warrants to be purchased by the Underwriters is _________.

The number of Option Shares to be purchased by the Underwriters is _________.

The number of Option Warrants to be purchased by the Underwriters is _______.

The underwriting discount per Share is $_________.

The underwriting discount per Warrant is $______.

The proceeds to the Company per Share is $_________.

The proceeds to the Company per Warrant is $________.

The Warrant exercise price is $_________.

The settlement date is [____________], 2015.

SCHEDULE III

Issuer Free Writing Prospectuses

None.

EXHIBIT A

Form of Lock-Up Agreement
_________________, 2015
Laidlaw & Company (UK) Ltd.
As Representative of the Several Underwriters
    c/o Laidlaw & Company (UK) Ltd.
546 Fifth Avenue, 5th Floor
New York, New York 10036

Re:           Public Offering of MabVax Therapeutics Holdings, Inc.

Ladies and Gentlemen:

The undersigned understands that you, as Representative (the “Representative”) of the several underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with MabVax Therapeutics Holdings, Inc. (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period ending 90 days (the “Lock-Up Period”) after the date of the final prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired (such shares, the “Beneficially Owned Shares”), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Beneficially Owned Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do either of the foregoing, or (3) engage in any short selling of the Common Stock.  Notwithstanding the foregoing, the undersigned may transfer securities of the Company (i) as a bona fide gift or gifts; provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, provided further that any such transfer shall not involve a disposition for value, and provided further that no filing under Section 16(a) of the Exchange Act, or the rules promulgated thereunder, shall be required or shall be voluntarily made in connection therewith, (ii) pursuant to a valid domestic order or divorce decree or settlement or by will, other testamentary document or intestate succession upon the death of the undersigned; provided that the transferee agrees in writing to be bound by the restrictions set forth herein, (iii) to any family member or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that such family member or the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, provided further that any such transfer shall not involve a disposition for value, and provided further that no filing under Section 16(a) of the Exchange Act, or the rules promulgated thereunder, shall be required or shall be voluntarily made in connection therewith, (iv) if the undersigned is a corporation, limited liability company, partnership, trust or other business entity, a transfer as part of a transfer or distribution by the undersigned to its stockholders, members, partners, beneficiaries or other equity holders; provided that the transferee agrees in writing to be bound by the restrictions set forth herein, provided further that any such transfer or distribution shall not involve a disposition for value, and provided further that no filing under Section 16(a) of the Exchange Act, or the rules promulgated thereunder, shall be required or shall be voluntarily made in connection therewith, (v) to the Company pursuant to the vesting of or exercise by the undersigned of any  equity incentive awards issued pursuant to the Company’s stock option or incentive plans as disclosed in the Prospectus, on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or third party); provided that the Common Stock received upon such exercise shall remain subject to the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Exchange Act, or the rules promulgated thereunder, shall be required or shall be voluntarily made in connection with such vesting or exercise, (vi) to the Company pursuant to any contractual arrangement that provides for the repurchase of the undersigned’s Common Stock or such other securities by the Company or in connection with the termination of the undersigned’s employment or other service relationship with the Company, or (vii) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Common Stock shall remain subject to the restrictions set forth herein, and provided further that the consideration per share of Common Stock paid in such transaction shall be no less than the public offering price per share paid in the Public Offering.

Subject to the restrictions set forth in FINRA Rule 2711(f)(4), if (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Notwithstanding the foregoing, if the Company has “actively traded securities” within the meaning of Rule 139 under the Securities Act of 1933, as amended (the “Securities Act”), or otherwise satisfies the requirements set forth in Rule 139 under the Securities Act that would permit the Representatives or any underwriter to publish issuer-specific research reports pursuant to Rule 139 under the Securities Act, the Lock-Up Period shall not be extended upon the occurrence of (i) or (ii) above.

In addition, the restrictions set forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Representative promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Agreement is terminated in accordance with its terms.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company: (1) this letter agreement is being delivered in reliance on the agreement of the Representative that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a proposed transfer of shares of Common Stock by the undersigned, the Representative will notify the Company of the impending release or waiver, and (2) the undersigned acknowledges that the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities of the Company subject to this letter agreement are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the parent, successors, assigns, heirs or personal Representative of the undersigned.

The undersigned understands that, if (1) the Underwriting Agreement is not entered into on or prior to October 31, 2015, (2) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (3) the Company submits or files and later withdraws the Registration Statement relating to the Public Offering, or (4) the Representative, on the one hand, or the Company, on the other hand, informs the other, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, the undersigned shall be released immediately from all obligations under this letter agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this letter agreement.

[Signature Page Follows]

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.  Delivery of a signed copy of this letter agreement by facsimile or e-mail/.pdf transmission shall be effective as delivery of the original hereof.

Very truly yours,

FOR INDIVIDUALS:

_______________________________
       Name:

FOR ENTITIES:

By: ____________________________
       Name:
                               Title:

Address:

EXHIBIT B

FORM OF PRESS RELEASE

MabVax Therapeutics Holdings, Inc.
[Date]

MabVax Therapeutics Holdings, Inc. (the “Company”) announced today that Laidlaw & Company (UK) Ltd., the sole book-running manager in the Company’s recent public sale of _________ shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to ____ shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on ______________, 20__ , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.